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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        November 1, 2004

                             HAEMONETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

        Massachusetts                    1-10730                 04-2882273
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

400 Wood Road Braintree, MA                                         02184
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code         (781) 848-7100

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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item. 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 1, 2004 Haemonetics Corporation (the "Company") issued a press release announcing financial results for the second quarter ended October 2, 2004. A copy of the release is furnished with this report as exhibit 99.1.

      The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item. 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      99.1: Press Release of Haemonetics Corporation dated November 1, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      (Registrant)


         Date: October 31, 2004     By: /s/ Ronald J. Ryan
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                                        Ronald J. Ryan, Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.              Subject Matter

99.1 Press Release of Haemonetics Corporation dated November 1, 2004.


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